UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2021

     CERES TACTICAL SYSTEMATIC L.P.
 (Exact name of registrant as specified in its charter)

New York	000-50718	13-4224248
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
c/o Ceres Managed Futures LLC
522 Fifth Avenue
New York, New York 10036
(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:        (855) 672-4468

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01     Entry into a Material Definitive Agreement.
Management Agreement with Morgan Stanley Smith Barney LLC

The Registrant has entered into an amendment (the “Amendment”) to the amended and restated management agreement dated November 1, 2017 (the “Management Agreement”), as amended, by and among the Registrant, Ceres Managed Futures LLC (the “General Partner”), ISAM (USA) LLC, ISAM Funds (UK) Limited and ISAM Systematic Management.

Pursuant to the Amendment, effective December 30, 2021, (i) the Management Agreement shall terminate if Roy Sher, Alexander Lowe, or Darren Upton dies, becomes incapacitated, leaves the employ of the Advisor (as defined in the Amendment), ceases to control the Advisor or is otherwise not managing the trading programs or systems of the Advisor; (ii) the Registrant and the General Partner agree to take certain actions as necessary to comply with applicable anti-money laundering laws, regulations and guidelines as further described in the Amendment; (iii) the Advisor agrees take certain actions, implement certain policies and make certain representations as necessary to comply with applicable anti-money laundering laws, regulations and guidelines as further described in the Amendment; and (iv) the contact information for notices, demands or requests required to be made or delivered to the Advisor under the Management Agreement shall be updated as set forth in the Amendment.  In all other respects the Management Agreement remains unchanged and of full force and effect.

A copy of the Amendment is filed herewith as Exhibit 10.1.

Item 9.01     Financial Statements and Exhibits
(d)     Exhibits.
The following exhibits are filed herewith.
Exhibit No.	Description
10.1	Amendment to the Management Agreement by and among the Registrant, the General Partner, ISAM (USA) LLC, ISAM Funds (UK) Limited and ISAM Systematic Management.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERES TACTICAL SYSTEMATIC L.P.

By: Ceres Managed Futures LLC, General Partner

By:	/s/ Patrick T. Egan
Patrick T. Egan
President and Director

Date:  January 5, 2022